UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2012

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11911 FM 529 Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 329-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

Appointment of Officer

On May 9, 2012, Oceaneering International, Inc. (“Oceaneering”) announced that Roderick A. Larson has agreed to join Oceaneering and was appointed by the Board of Directors of Oceaneering on May 4, 2012 as Senior Vice President and Chief Operating Officer, effective upon the commencement of Mr. Larson’s employment, which is estimated to occur by the end of May 2012. Mr. Larson, age 45, has been employed by Baker Hughes International (“Baker Hughes”), an oilfield service company, from 1990, serving Baker Hughes most recently as President, Latin America Region from January 2011 to May 2012; as Vice President of Operations, Gulf of Mexico Region from 2009 to 2011; as Gulf Coast Area Manager from 2007 to 2009; and as Special Projects Leader – Technical Training Task Force from 2006 to 2007. A copy of the Press Release announcing this appointment is furnished in Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 4, 2012, Oceaneering held its annual meeting of shareholders. The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:

1.	The three nominees proposed by the Board of Directors (the “Board”) were elected as Class II directors for a three-year term that is scheduled to expire at Oceaneering’s 2015 annual meeting of shareholders, and the voting results are set forth below:

Name of Director	For	Withheld	Broker-Non-Votes
Jerold J. DesRoche	91,280,983	3,689,948	5,944,927
John R. Huff	76,792,564	18,178,367	5,944,927
M. Kevin McEvoy	90,186,780	4,784,151	5,944,927

2.	The compensation of Oceaneering’s named executive officers was approved, on an advisory basis, and the voting results are set forth below:

For	Against	Abstentions	Broker-Non-Votes
90,410,983	3,547,245	1,012,703	5,944,927

3.	The appointment of Ernst & Young LLP as independent auditors of Oceaneering for the year ending December 31, 2012 was ratified, and the voting results are set forth below:

For	Against	Abstentions	Broker-Non-Votes
99,868,720	927,177	119,961	0

Item 8.01	Other Events

Majority Voting Policy for Directors in Uncontested Elections

On May 4, 2012, the Board amended Oceaneering’s Corporate Governance Guidelines to include a new policy which provides for majority voting for directors in uncontested elections (the “Policy”).

Pursuant to the Policy:

•

In an election of directors where the number of director nominees does not exceed the number of directors to be elected, any director nominee who does not receive a “for” vote by a majority of shares present in person or by proxy and entitled to vote and actually voting on the matter shall promptly tender his or her resignation to the Nominating and Corporate Governance Committee (provided that any shares subject to “broker non-votes,” as defined under the rules of the New York Stock Exchange, would not be considered as actually voting on the matter);

•	The Nominating and Corporate Governance Committee of the Board would make a recommendation to the Board on whether to accept or reject any such resignation;

•	The Board would consider any such recommendation and take appropriate action within 120 days from the date of the certification of the election results; and

•	Any resignation of a director pursuant to the Policy would not be effective unless and until it is accepted by the Board.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release issued by Oceaneering International, Inc., dated May 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

By:	/s/ David K. Lawrence
David K. Lawrence
Vice President, General Counsel and Secretary

Date: May 9, 2012

EXHIBIT INDEX

No.	Description

99.1	Press release issued by Oceaneering International, Inc., dated May 9, 2012.